UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  AUGUST  16,  2010


                           ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



            DELAWARE                    0-3936              11-1826363
     (State or other jurisdiction     (Commission        (IRS Employer
           of incorporation)           File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK               11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
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[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 16, 2010, Orbit International Corp. (the "Company") was notified that Amper, Politziner and Mattia, LLP ("Amper") an independent registered public accounting firm combined its practice with that of Eisner LLP ("Eisner") and the name of the combined practice operates under the name EisnerAmper LLP. The Audit Committee of the Company's Board of Directors has engaged EisnerAmper LLP to serve as the Company's new independent registered public accounting firm.

During the Company's fiscal year ended December 31, 2009 and through the date of the Current Report on Form 8-K, the Company did not consult with Eisner regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit report of Amper on the consolidated financial statements of the Company as of and for the year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2009 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in their report on the Company's financial statements for such year or for any reporting period since the Company's last fiscal year end and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The Company has provided Amper a copy of the disclosures in this Form 8-K and has requested that Amper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Amper agrees with the Company's statements in this Item 4.01. A copy of the letter dated August 18, 2010 furnished by Amper in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

     Exhibit 16.1 Letter from Amper, Politziner and Mattia, LLP, dated August 18, 2010.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     August 18, 2010


                              Orbit International Corp.

                                By: /s/ Dennis Sunshine
                                    -------------------
                                    Dennis Sunshine
                                    Chief Executive Officer and President